Summary of Significant Accounting Policies and Related Matters	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Significant Accounting Policies and Related Matters
Summary of Significant Accounting Policies and Related Matters
Organization, Operations and Principles of Consolidation
The accompanying consolidated financial statements of Rice Energy Inc. (the “Company,” “we,” “our,” and “us”) have been prepared by the Company’s management in accordance with generally accepted accounting principles in the United States (“GAAP”) for financial information and applicable rules and regulations promulgated under the Exchange Act. The consolidated financial statements of the Company include the accounts of its wholly-owned subsidiaries. Rice Midstream Holdings LLC, a subsidiary of the Company (“Midstream Holdings”) owns a 41% interest in Rice Midstream Partners LP, a subsidiary of the Company, (“the Partnership”). The financial results of the Partnership are consolidated and the remaining 59% interest in the Partnership is reflected as noncontrolling interest in the consolidated financial statements. All intercompany transactions have been eliminated in consolidation.
Corporate Reorganization and Initial Public Offering
On January 29, 2014, the Company completed its initial public offering (“IPO”) of 50,000,000 shares of $0.01 par value common stock, which included 30,000,000 shares sold by us, 14,000,000 shares sold by NGP Rice Holdings, LLC (“NGP Holdings”), the selling stockholder in the IPO, and 6,000,000 shares sold subject to an option granted to the underwriters by the selling stockholder.
The net proceeds of the IPO, based on the public offering price of $21.00 per share, were approximately $992.6 million, which resulted in net proceeds to the Company of $593.6 million after deducting expenses and underwriting discounts and commissions of approximately $36.4 million and the net proceeds to the selling stockholder of approximately $399.0 million after deducting expenses and underwriting discounts of approximately $21.0 million. The Company did not receive any proceeds from the sale of the shares by the selling stockholder. A portion of the net proceeds from the IPO were used to repay all outstanding borrowings under the revolving credit facility of Alpha Shale Resources, LP and its general partner, Alpha Shale Holdings, LLC (collectively, the “Marcellus joint venture”), to make a $100.0 million payment to Foundation PA Coal Company, LLC (“PA Coal”), a wholly-owned indirect subsidiary of Alpha Natural Resources, Inc. (“Alpha Holdings”) in partial consideration for the acquisition of Alpha Holdings’ 50% interest in the Marcellus joint venture (the “Marcellus JV Buy-In”) and to repay all outstanding borrowings under the Senior Secured Revolving Credit Facility (as defined below). The Company used the remainder of the net proceeds from the IPO to fund a portion of its capital expenditure plan.
A corporate reorganization occurred concurrently with the completion of the IPO on January 29, 2014. As a part of this corporate reorganization, the Company acquired all of the outstanding membership interests in Rice Energy Appalachia LLC (“Rice Appalachia”) and Rice Drilling B LLC (“Rice Drilling B”) (other than those already held by Rice Appalachia) in exchange for shares of our common stock. The Exploration and Production segment continues to be conducted through Rice Drilling B, now a wholly-owned subsidiary. This reorganization constituted a common control transaction and the accompanying consolidated financial statements are presented as though this reorganization had occurred for the earliest period presented.
As of January 29, 2014, upon (a) the completion of the IPO, (b) the issuance of (i) 43,452,550 shares of common stock to NGP Holdings, (ii) 20,300,923 shares of common stock to Rice Energy Holdings LLC (“Rice Holdings”), (iii) 2,356,844 shares of common stock to Daniel J. Rice III, (iv) 20,000,000 shares of common stock to Rice Energy Family Holdings, LP (“Rice Partners”), (v) 160,831 shares of common stock to the persons holding incentive units representing interests in Rice Appalachia and (vi) 1,728,852 shares of common stock to the members of Rice Drilling B (other than Rice Appalachia), each of which were issued by the Company in connection with the closing of the IPO, and (c) the issuance of 9,523,810 shares of common stock to Alpha Holdings in connection with the completion of the Marcellus JV Buy-In, it had 127,523,810 shares of common stock outstanding.
Rice Midstream Partners Initial Public Offering
On December 22, 2014, the Partnership completed its initial public offering (the “RMP IPO”) of 28,750,000 common units representing limited partner interests (the “Common Units”), which included 3,750,000 Common Units sold subject to an option granted to the underwriters. The net proceeds of the RMP IPO, based on the public offering price of $16.50 per Common Unit, were approximately $441.7 million, after deducting underwriting discounts, commissions, structuring fees and expenses. See Note 7 for further discussion of the RMP IPO.
Rice Midstream Partners Water Assets Acquisition
In November 2015, the Partnership entered into a Purchase and Sale Agreement (the “Water Purchase Agreement”) by and between the Partnership and the Company. Pursuant to the terms of the Water Purchase Agreement, the Partnership acquired all of the outstanding limited liability company interests of two wholly-owned indirect subsidiaries of the Company that own and operate our water services business with an effective date as of November 1, 2015. The acquired business includes the Company’s Pennsylvania and Ohio fresh water distribution systems and related facilities that provide access to fresh water from the Monongahela River, the Ohio River and other regional water sources in Pennsylvania and Ohio (the “Water Assets”). The Company has also granted the Partnership, until December 31, 2025, (i) the exclusive right to develop water treatment facilities in the areas of dedication defined in the Water Services Agreements and (ii) an option to purchase any water treatment facilities acquired by the Company in such areas at our acquisition cost (collectively, the “Option”). The acquisition of the Water Assets by the Partnership is accounted for as a common control transaction.
Nature of Business
The Company is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas, oil and NGL properties in the Appalachian Basin. The Company operates in three business segments, which are managed separately due to their distinct operational differences. The Company’s three reporting segments are as follows:
Exploration and Production. This segment is engaged in the acquisition, exploration and development of natural gas, oil and NGLs in the Appalachian Basin. The Exploration and Production segment operates in what the Company believes to be the core of the Marcellus and Utica Shales.
Rice Midstream Holdings. This segment is engaged in the gathering and compression of natural gas, oil and NGL production of Rice Energy and third parties in Belmont and Monroe counties, Ohio.
Rice Midstream Partners. This segment is engaged in the gathering and compression of natural gas, oil and NGL production of Rice Energy and third parties in Washington and Greene counties, Pennsylvania, and in the provision of water services of Rice Energy and third parties in Washington and Greene counties, Pennsylvania and Belmont County, Ohio to support well completion activities.
Risks and Uncertainties
The prices the Company receives for its natural gas production heavily influences its revenue, operating results profitability, access to capital, future rate of growth and carrying value of our properties. Natural gas is a commodity and, therefore, its prices is subject to wide fluctuation in response to relatively minor changes in supply and demand. Historically, the commodities market has been volatile. The prices the Company receives for its production, and the levels of its production, depend on numerous factors beyond its control. See “Item 1A. Risk Factors” for a further discussion on risks and uncertainties relevant to the Company.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and changes in these estimates are recorded when known.
Revenue Recognition
Sales of natural gas, NGLs and oil are recognized when the products have been delivered to a custody transfer point, persuasive evidence of a sales arrangement exists, the rights and responsibility of ownership pass to the purchaser upon delivery, collection of revenue from the sale is reasonably assured, and the sales price is fixed or determinable. Natural gas is sold by the Company under contracts with the Company’s natural gas marketers. Pricing provisions are generally tied to the Platts Gas Daily market prices. Some transportation costs incurred by the Company are marketed for resale and are not incurred to transport gas produced by the Company’s Exploration and Production segment. These transportation costs are reflected as a deduction from the related firm transportation sales revenue at the time the transportation is provided to the customer. Revenue from the gathering and compression of natural gas and water services is recognized in the month in which the service is provided.
Cash
The Company maintains cash at financial institutions which may at times exceed federally insured amounts. The Company has no other accounts that are considered cash equivalents.
Accounts Receivable
Accounts receivable are primarily from the Company’s joint interest partners and natural gas marketers. The Company extends credit to parties in the normal course of business based upon management’s assessment of their creditworthiness. An allowance is provided for those accounts for which collection is estimated as doubtful; uncollectible accounts are written off and charged against the allowance. In estimating the allowance, management considers, among other things, how recently and how frequently payments have been received and the financial position of the party. There was no allowance recorded for any of the periods presented in the consolidated financial statements. Accounts receivable as of December 31, 2015 and 2014 are detailed below.

	December 31,
(in thousands)	2015	2014
Joint interest	$76,985	$125,300
Natural gas sales	71,512	72,206
Other	6,317	2,394
Total accounts receivable	$154,814	$199,900

Noncontrolling Interest
Noncontrolling interests represent third-party equity ownership of the Partnership and are presented as a component of equity in the consolidated balance sheets. In the consolidated statements of operations, noncontrolling interest reflects the allocation of earnings to the third-party investors. The Company owns a 41% equity interest in the Partnership and controls the Partnership through its ownership of the general partner. See Note 7 for further discussion of noncontrolling interests related to the Partnership.
Property, Plant and Equipment
The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties are capitalized as unproved properties, whereas costs to drill and equip exploratory wells that result in proved reserves, are capitalized as proved properties. Costs to drill exploratory wells that do not identify proved reserves as well as geological and geophysical costs and costs of carrying and retaining unproved properties are expensed.
Long-lived assets to be held and used or disposed of other than by sale are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. When required, impairment losses on assets to be held and used or disposed other than by sale are recognized based on the fair value of the asset. Long-lived assets to be disposed of by sale are reported at the lower of their carrying amount or fair value less selling costs.
Capitalized costs of producing oil and gas properties and support equipment directly related to such properties, after considering estimated residual salvage values, are depreciated and depleted by the units of production method. Midstream property and equipment is recorded at cost and is being depreciated over estimated useful lives on a straight-line basis. Gathering pipelines and compressor stations are depreciated over a useful life of 60 years. Water pipelines, pumping stations and impoundment facilities are depreciated over a useful life of 10 to 15 years.
Capitalized costs of unproved properties are evaluated at least annually for recoverability on a prospective basis. This evaluation includes consideration of current economic conditions, changes in development plans or business strategy, expected lease expirations and historical experience. If it is determined that it is unlikely for an unproved property to yield proved reserves prior to lease expiration, an impairment of the respective unproved property is recognized in the period in which that determination is made. For the year ended December 31, 2015, the Company recognized $7.3 million of impairment expense in the consolidated statement of operations, primarily the result of changes in the Company’s development plans and lease expirations. Upon the sale of an entire interest in an unproved property for cash, a gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained unless the proceeds received are in excess of the cost basis which would result in gain on sale. For the years ended December 31, 2015 and 2013, the Company recorded (gain) loss on sale of unproved properties of $(1.0) million and $4.2 million, respectively. Unproved oil and gas properties had a net book value of $1,050.0 million and $1,015.4 million at December 31, 2015 and 2014, respectively.
The carrying values of the Company’s proved properties are reviewed periodically when events or circumstances indicate that the remaining carrying amount may not be recoverable. Generally, this evaluation is performed on a formation-level basis by comparing estimated undiscounted future cash flows to the carrying value, and including risk-adjusted probable and possible reserves if deemed reasonable. Key assumptions utilized in determining the estimated undiscounted future cash flows are generally consistent with assumptions used in the Company’s budgeting and forecasting processes. If the carrying value of proved properties exceeds the estimated undiscounted future cash flows, they are written down to fair value. Fair value of proved properties is estimated by discounting the estimated future cash flows using discount rates and consideration of expected assumptions that would be used by a market participant.
Due to the significant decline in commodity prices in 2015 and 2014, there were indications that the carrying values of certain proved properties may not be fully recoverable when compared to their fair value. The fair value was determined using an income approach based on estimated future production, future commodity prices adjusted for firm transportation and basis differentials, future operating and capital costs, and an assumed discount rate of 13.5%. As the assumptions used to calculate the estimated fair value were significant unobservable inputs, the valuation of the proved properties was considered to be a Level 3 fair value measurement. The Company determined that the carrying value of Upper Devonian proved properties was not fully recoverable and as a result, for the year ended December 31, 2015, the Company recognized $10.9 million of impairment expense in the consolidated statement of operations to write-down such proved properties to fair value of $7.3 million. For the years ended December 31, 2014 and 2013, the Company did not recognize impairment charges for proved or unproved properties.
Interest
The Company capitalizes interest on expenditures for significant exploration and development projects while activities are in progress to bring the assets to their intended use. Upon completion of construction of the asset, the associated capitalized interest costs are included within our asset base and depleted accordingly. The following table summarizes the components of the Company’s interest incurred for the years ended December 31, 2015, 2014 and 2013:

(in thousands)	2015	2014	2013
Interest incurred:
Interest expensed	$87,446	$50,191	$17,915
Interest capitalized	195	905	8,034
Total incurred	$87,641	$51,096	$25,949

Goodwill
Goodwill is the cost of an acquisition less the fair value of the net identifiable assets of the acquired business. The Company evaluates goodwill for impairment at least annually during the fourth quarter, or whenever events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The Company may first consider qualitative factors to assess whether there are indicators that it is more likely than not that the fair value of a reporting unit may not exceed its carrying amount. To the extent that such indicators exist, the Company would complete the two-step goodwill impairment test. The Company may also perform the two-step goodwill impairment test at its discretion without performing the qualitative assessment. The first step compares the fair value of a reporting unit to its carrying value. If the carrying amount of a reporting unit exceeds its fair value, the second step is required which compares the implied fair value of the goodwill of a reporting unit to its carrying value. If the carrying value of the goodwill of a reporting unit exceeds its implied fair value, the difference is recognized as an impairment charge. See Note 3 for additional information which includes the results of the Company’s annual goodwill impairment test as of December 31, 2015. As discussed in Note 9, and effective with the Company’s change in operating segments, the Company’s reporting units for purposes of our annual goodwill impairment evaluation will be (i) Exploration and Production; (ii) Ohio Gathering and Compression; (iii) Pennsylvania Gathering and Compression; and (iv) Water Services for future periods.
Intangible Assets
Intangible assets are recorded under the acquisition method of accounting at their estimated fair values at the acquisition date. The customer contracts acquired had an initial contract terms of 10 years with five and one year renewal options. Fair value is calculated as the present value of estimated future cash flows using a risk-adjusted discount rate. The Company’s intangible assets are comprised of customer contracts acquired in our April 2014 acquisition of certain gas gathering assets in eastern Washington and Greene Counties, Pennsylvania (the “Momentum Acquisition”). The Company calculates amortization of intangible assets using the straight-line method over the estimated useful life of the intangible assets, or 30 years. Amortization expense recorded in the consolidated statements of operations for the year ended December 31, 2015 was $1.6 million. The estimated annual amortization expense over the next five years is as follows: 2016 - $1.6 million, 2017 - $1.6 million, 2018 - $1.6 million, 2019 - $1.6 million and 2020 - $1.6 million.
Intangible assets as of December 31, 2015 and 2014 are detailed below.

(in thousands)	Intangible Assets
Balance, December 31, 2013	$—
Additions	48,947
Accumulated amortization	(1,156)
Balance, December 31, 2014	47,791
Accumulated amortization	(1,632)
Balance, December 31, 2015	$46,159

Deferred Financing Costs
Deferred financing costs are amortized on a straight-line basis, which approximates the interest method, over the term of the related agreement. Accumulated amortization was $8.6 million and $3.5 million at December 31, 2015 and 2014 respectively. Amortization expense was $5.1 million, $2.5 million, and $5.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Asset Retirement Obligations
The Company records the fair value of a legal liability for an asset retirement obligation in the period in which it is incurred. For oil and gas properties, this is the period in which an oil or gas well is acquired or drilled. The Company’s retirement obligations relate to the abandonment of oil and gas producing facilities and include costs to reclaim drilling sites and dismantle and relocate or dispose of gathering systems, wells and related structures. Estimates are based on historical experience in plugging and abandoning wells and estimated remaining lives of those wells based on reserve estimates.
When a new liability is recorded, the Company capitalizes the costs of the liability by increasing the carrying amount of the related long-lived asset. The liability is accreted to its present value each period and the capitalized cost is depreciated over the units of production basis.
Income Taxes
The Company is a corporation under the Internal Revenue Code subject to federal income tax at a statutory rate of 35% of pretax earnings. The Company did not report any income tax benefit or expense for periods prior to the consummation of its IPO in January 2014 because Rice Drilling B, the Company’s accounting predecessor, is a limited liability company that was not and currently is not subject to federal income tax. The reorganization of the Company’s business in connection with the closing of its IPO, such that it is now held by a corporation subject to federal income tax, required the recognition of a deferred tax asset or liability for the initial temporary differences at the time of the IPO. The resulting deferred tax liability of approximately $162.3 million was recorded in equity at the date of the completion of the IPO as it represents a transaction among shareholders. Additionally, the Company has presented pro forma earnings per share (“EPS”) for the year ended December 31, 2014 assuming a statutory rate as disclosed in the accompanying consolidated statements of operations was applied for the full year ended December 31, 2014.
The Company follows ASC 740-10-25, which requires the use of a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return and disclosures regarding uncertainties in income tax positions. Only tax positions that meet the more likely than not recognition threshold are recognized. Based on management’s analysis, the Company did not have any uncertain tax positions as of December 31, 2015.
Income taxes are accounted for under the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to be recovered or settled pursuant to the provisions of ASC 740-Income Taxes. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.
The Company will record a valuation allowance if it is deemed more likely than not that all or a portion of its deferred income tax assets will not be realized. In addition, income tax rules and regulations are subject to interpretation and the application of those rules and regulations requires judgment by us and may be challenged by the taxation authorities.
Segment Reporting
Business segments are components of the Company for which separate financial information is produced internally and are subject to evaluation by the Company’s chief operating decision maker in deciding how to allocate resources. The Company reports its operations in three segments: (i) the Exploration and Production segment (ii) the RMH segment and (iii) the RMP segment. Operating segments are evaluated for their contribution to the Company’s combined results based on operating income. All of the Company’s operating revenues, income from operations and assets are located in the United States. See Note 9 for additional information regarding segment reporting.
Reclassifications
Certain reclassifications have been made to prior periods’ financial information related to the presentation of gathering, compression and water service revenues and midstream operation and maintenance expenses to conform to the 2015 presentation.